Exhibit 4
                                                                      ----------

                        TELEPHONE AND DATA SYSTEMS, INC.



                                       AND



                           BNY MIDWEST TRUST COMPANY,



                                   AS TRUSTEE



                                     -------



                                    INDENTURE

                          Dated as of November 1, 2001

                                TABLE OF CONTENTS


                              CROSS-REFERENCE TABLE

      Section of
  Trust Indenture Act                                          Section of
  of 1939, as amended                                           Indenture
  -------------------                                           ---------

       310(a)                                                     7.09
       310(b)                                                     7.08
       310(b)                                                     7.10
       310(c)                                                  Inapplicable
       311(a)                                                     7.13
       311(b)                                                     7.13
       311(c)                                                  Inapplicable
       312(a)                                                     5.01
       312(a)                                                     5.02(a)
       312(b)                                                     5.02(c)
       312(b)                                                     5.02(d)
       312(c)                                                     5.02(e)
       313(a)                                                     5.04(a)
       313(b)                                                     5.04(b)
       313(c)                                                     5.04(a)
                                                                  5.04(b)
       313(d)                                                     5.04(c)
       314(a)                                                     5.03
       314(b)                                                  Inapplicable
       314(c)                                                    13.06(a)
       314(d)                                                  Inapplicable
       314(e)                                                    13.06(b)
       314(f)                                                  Inapplicable
       315(a)                                                     7.01(a)
       315(a)                                                     7.02
       315(b)                                                     6.07
       315(c)                                                     7.01(a)
       315(d)                                                     7.01(b)
       315(e)                                                     6.08
       316(a)                                                     6.06
       316(a)                                                     8.04
       316(b)                                                     6.04
       316(c)                                                     8.01
       317(a)                                                     6.02
       317(b)                                                     4.03
       318(a)                                                    13.08

                                TABLE OF CONTENTS
                                   (Continued)                             Page
                                                                           ----

         This Table of Contents does not constitute part of the Indenture and should not have any bearing upon the interpretation of any of its terms or provisions.


ARTICLE I.    DEFINITIONS......................................................2

         SECTION 1.01.  Certain defined terms..................................2

ARTICLE II.   ISSUE, DESCRIPTION,  TERMS, EXECUTION,  REGISTRATION AND  EXCHANGE
              OF SECURITIES....................................................8

         SECTION 2.01.  Designation,  Terms, Amount, Authentication and Delivery
           of Securities.......................................................8

         SECTION 2.02.  Form of Security and Trustee's Certificate............10

         SECTION 2.03.  Date and Denominations of Securities, and Provisions for
           Payment of Principal, Premium and Interest.........................10

         SECTION 2.04.  Execution of Securities...............................12

         SECTION 2.05.  Exchange of Securities................................13

              (a)  Registration and Transfer of Securities....................13
              (b)  Security  Register;  Securities to be  Accompanied by Proper
                   Instruments of Transfer....................................13
              (c)  Charges  upon   Exchange,   Transfer  or   Registration   of
                   Securities.................................................14
              (d)  Restrictions   on   Transfer   or   Exchange   at   Time  of
                   Redemption.................................................14

         SECTION 2.06.  Temporary Securities..................................14

         SECTION 2.07.  Mutilated, Destroyed, Lost or Stolen Securities.......15

         SECTION 2.08.  Cancellation of Surrendered Securities................15

         SECTION 2.09.  Provisions of Indenture and  Securities for Sole Benefit
           of Parties and Securityholders.....................................16

         SECTION 2.10.  Appointment of Authenticating Agent...................16

         SECTION 2.11.  Global Security.......................................16
              (a)   Authentication and Delivery; Legend.......................16
              (b)   Transfer of Global Security...............................17
              (c)   Issuance of Securities in Definitive Form.................17

         SECTION 2.12.  Payment in Proper Currency............................17

         SECTION 2.13.  Identification of Securities..........................18

ARTICLE III.  REDEMPTION OF SECURITIES AND SINKING FUND PROVISIONS............18

         SECTION 3.01.  Redemption of Securities..............................18

         SECTION 3.02.  Action to Redeem Securities...........................18
              (a)  Notice of Redemption.......................................18
              (b)  Notice to Trustee of Securities to be Redeemed.............19

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                                                                           ----

         SECTION 3.03.  Payment of Securities Called for Redemption...........19
              (a)  When  Securities   Called  for  Redemption  become  Due  and
                   Payable....................................................19
              (b)  Receipt of New Security upon Partial Payment...............20

         SECTION 3.04.  Sinking Fund for Securities...........................20

         SECTION 3.05.  Satisfaction of Sinking Fund Payments with Securities.20

         SECTION 3.06.  Redemption of Securities for Sinking Fund.............20

ARTICLE IV.   PARTICULAR COVENANTS OF THE COMPANY.............................21

         SECTION 4.01.  Payment of Principal  (and Premium if any)  and Interest
           on Securities......................................................21

         SECTION 4.02.  Maintenance   of  Office  or  Agency   for   Payment,
           Registration, Transfer and Exchange of Securities..................21

         SECTION 4.03.  Paying Agent..........................................22
              (a)  Duties of Paying Agent.....................................22
              (b)  Company as Paying Agent....................................22
              (c)  Holding Sums in Trust......................................22

         SECTION 4.04.  Appointment to Fill Vacancy in Office of Trustee......23

         SECTION 4.05.  Restriction on Consolidation, Merger of Trustee.......23

         SECTION 4.06.  Original Issue Discount Security......................23

ARTICLE V.    SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE
              TRUSTEE.........................................................23

         SECTION 5.01.  Company to Furnish  Trustee  Information as to Names and
           Addresses of Securityholders.......................................23

         SECTION 5.02.  Responsibilities  of Trustee Relating to  Securityholder
           Information........................................................23
              (a)  Trustee to Preserve Information as to Names and Addresses of
                   Securityholders............................................23
              (b)  Trustee  may  Destroy  List of  Securityholders  on  Certain
                   Conditions.................................................23
              (c)  Trustee to Make  Information  as to Names and  Addresses  of
                   Securityholders Available to Certain Applicants............24
              (d)  Procedure  if  Trustee   Elects  not  to  Make   Information
                   Available to Applicants....................................24
              (e)  Company  and  Trustee  not  Accountable  for  Disclosure  of
                   Information................................................24

         SECTION 5.03.  Delivery Obligations of Company.......................25
              (a)  Annual  and  Other  Reports  to be  Filed  by  Company  with
                   Trustee....................................................25
              (b)  Additional  Information and Reports to be Filed with Trustee and Securities and Exchange Commission.....................25
              (c)  Summaries of  Information  and Reports to be  Transmitted by
                   Company to Securityholders.................................25

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                                   (Continued)                             Page
                                                                           ----
              (d)   Annual Certificate to be Furnished to Trustee.............25
              (e)   Effect of Delivery to Trustee.............................26

         SECTION 5.04.  Delivery Obligations of Trustee.......................26
              (a)  Trustee to Transmit Annual Report to Securityholders.,.....26
              (b)  Trustee   to   Transmit    Certain    Further   Reports   to
                   Securityholders............................................27
              (c)  Copies of  Reports  to be Filed  with  Stock  Exchanges  and
                   Securities and Exchange Commission.........................27

ARTICLE VI.   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT.27

         SECTION 6.01.  Events of Default.....................................27
              (a)  Events of Default Defined..................................27
              (b)  Acceleration of Maturity upon Event of Default.............28
              (c)  Waiver  of   Default  and   Rescission  of   Declaration   of
                   Maturity...................................................29
              (d)  Restoration  of   Former  Position  and  Rights  upon  Curing
                   Default....................................................29

         SECTION 6.02.  Rights of Trustee upon Default........................29
              (a) Covenant of Company to Pay to Trustee Whole Amount due on Securities on Default in Payment of Interest or Principal
                   (and Premium, if any)......................................29
              (b)  Trustee  may  Recover  Judgment  for   Whole  Amount  due  on
                   Securities on Failure of Company to Pay....................29
              (c)  Proof of Claim by  Trustee in Bankruptcy,  Reorganization  or
                   Receivership Proceeding....................................30
              (d)  Rights of Action and of Asserting  Claims may be Enforced  by
                   Trustee without Possession of Securities...................30

         SECTION 6.03.  Application of Monies Collected by Trustee............31

         SECTION 6.04.  Limitation on Suits by Holders of Securities..........31

         SECTION 6.05.  Remedies; Delay or Omission in Exercise of Rights.....32
              (a)  Remedies Cumulative........................................32
              (b)  Delay  or  Omission  in  Exercise  of  Rights  not  Waiver of
                   Default....................................................32

         SECTION  6.06. Rights of Holders of Majority  in  Principal  Amount  of
           Securities to Direct Trustee and to Waive Defaults.................32

         SECTION 6.07.  Notice of Known Defaults..............................32

         SECTION 6.08.  Undertaking  to  Pay  Costs  in  Certain  Suits  under
           Indenture or Against Trustee.......................................33

ARTICLE VII.  CONCERNING THE TRUSTEE..........................................33

         SECTION 7.01.  Certain Duties and Responsibilities of Trustee........33
              (a)  Upon Event of Default......................................33
              (b)  Negligence or Willful Misconduct by Trustee................34

         SECTION 7.02.  Certain Rights of Trustee.............................35
              (a)  Trustee Reliance on Documents..............................35

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                                   (Continued)                             Page
                                                                           ----

              (b)  Evidence Provided for Certain Instruments..................35
              (c)  Trustee  may  Consult  with  Counsel  and  Act on  Advice  or
                   Opinion of Counsel.........................................35
              (d)  Trustee may Require Indemnity from Securityholders.........35
              (e)  Trustee not Liable for Actions in Good Faith  Believed  to be
                   Authorized.................................................35
              (f)  Trustee not Bound to Investigate Facts or Matters..........35
              (g)  Trustee  may  Perform  Duties  Directly  or through Agents or
                   Attorneys..................................................36
              (h)  Permissive Rights of Trustee...............................36

         SECTION 7.03.  Limitations in Liability of Trustee...................36
              (a)  Trustee   not  Liable  for   Recitals  in   Indenture  or  in
                   Securities.................................................36
              (b)  No Representations by Trustee  as to Validity or Indenture or
                   of Securities..............................................36
              (c)  Trustee  not  Accountable  for  Use  of  Securities  or
                   Proceeds...................................................36

         SECTION  7.04. Trustee,  Paying  Agent or Security  Registrar  may  Own
           Securities.........................................................36

         SECTION 7.05.  Monies  Received by Trustee to be Held in Trust  without
           Interest...........................................................36

         SECTION 7.06.  Compensation and Reimbursement of Trustee.............36
              (a)  Trustee   Entitled   to   Compensation,   Reimbursement   and
                   Indemnity..................................................37
              (b)  Obligations  to  Trustee  to be  Secured  by  Lien  prior  to
                   Securities.................................................37
              (c)  Nature of Expenses.........................................37
              (d)  Survival of Obligations....................................37

         SECTION 7.07.  Trustee  May  Rely  on   Certificate  of  Officers  of
           Company............................................................37

         SECTION 7.08.  Trustee Must Eliminate Conflict or Resign.............37

         SECTION 7.09.  Requirements for Eligibility of Trustee...............38

         SECTION 7.10.  Trustee...............................................38
              (a)  Resignation of Trustee and Appointment of Successor........38
              (b)  Removal   of   Trustee   by   Company   or   by   Court   on
                   Securityholders' Application...............................38
              (c)  Removal  of Trustee by  Holders  of  Majority  in  Principal
                   Amount of Securities.......................................39
              (d)  Time when Resignation or Removal of Trustee Effective......39
              (e)  One Trustee for each Series................................39

         SECTION 7.11.  Successor Trustee.....................................39
              (a)  Acceptance by Successor Trustee............................39
              (b)  Trustee with Respect to Less than all Series...............40
              (c)  Company to Confirm Trustee's Rights........................40
              (d)  Successor Trustee to be Qualified..........................40
              (e)  Notice of Succession.......................................40

         SECTION 7.12.  Successor  to  Trustee  by  Merger,   Consolidation  of
           Succession to Business.............................................41

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                                   (Continued)                             Page
                                                                           ----
         SECTION 7.13.  Limitations on Rights of Trustee as a Creditor to Obtain
           Payment of Certain Claims..........................................41

ARTICLE VIII. CONCERNING THE SECURITYHOLDERS..................................41

         SECTION 8.01.  Evidence of Action by Securityholders.................41

         SECTION 8.02.  Proof of  Execution  of  Instruments  and  of Holding of
           Securities.........................................................42

         SECTION 8.03.  Who may be Deemed Owners of Securities................42

         SECTION 8.04.  Securities  Owned  by  Company  or  Affiliated  Persons
           Disregarded for Certain Purposes...................................42

         SECTION 8.05.  Instruments  Executed  by  Securityholders  Binding  on
           Future Holders.....................................................43

ARTICLE IX.   SUPPLEMENTAL INDENTURES.........................................43

         SECTION 9.01.  Supplemental    Indenture    Without    Consent   of
           Securityholders....................................................43

         SECTION 9.02.  Supplemental    Indenture    with    Consent    of
           Securityholders....................................................46

         SECTION 9.03.  Effect of Supplemental Indentures.....................47

         SECTION 9.04.  Securities may Bear Notation of Changes by  Supplemental
           Indentures.........................................................47

         SECTION 9.05.  Opinion of Counsel....................................47

ARTICLE X.    CONSOLIDATION, MERGER AND SALE..................................47

         SECTION 10.01. Consolidations  or  Mergers  of  Company  and  Sales  or
           Conveyances of Property of Company.................................47

         SECTION 10.02. Successor to Company..................................48
              (a)  Rights and Duties of Successor Company.....................48
              (b)  Appropriate  Changes may be made in Phraseology  and  Form of
                   Securities.................................................48
              (c)  Company  may  Consolidate  or Merge  into  Itself or  Acquire
                   Properties of Other Corporations...........................48

         SECTION 10.03. Opinion of Counsel....................................48

ARTICLE XI.   DEFEASANCE AND CONDITIONS TO DEFEASANCE; UNCLAIMED MONIES.......49

         SECTION 11.01. Defeasance and Conditions to Defeasance...............49
              (a)  Securities may be Defeased.................................49
              (b)  Covenant and Legal Defeasance..............................49
              (c)  Conditions for Defeasance..................................49
              (d)  Event of Default Following Covenant Defeasance.............50
              (e)  Effect of Defeasance.......................................50

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                                   (Continued)                             Page
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         SECTION 11.02. Application by Trustee of Funds Deposited for Payment of
           Securities.........................................................50

         SECTION 11.03. Repayment of Monies held by Paying Agent..............50

         SECTION 11.04. Repayment of Monies held by Trustee...................50

         SECTION 11.05. Delivery  of  Officer's  Certificate   and   Opinion  of
           Counsel............................................................51

ARTICLE XII.  IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS.51

         SECTION 12.01. Incorporators,  Stockholders,  Officers and Directors of
           Company Exempt from Individual Liability...........................51

ARTICLE XIII. MISCELLANEOUS PROVISIONS........................................51

         SECTION 13.01.  Successors and Assigns of Company Bound by Indenture.51

         SECTION 13.02. Acts  of  Board,   Committee  or  Officer  of  Successor
           Company............................................................51

         SECTION 13.03. Headings..............................................51

         SECTION 13.04. Notices...............................................52

         SECTION 13.05. Governing Law.........................................52

         SECTION 13.06. Officers' Certificate and Opinion of Counsel..........52
              (a)  When Required..............................................52
              (b)  Statements to be Included in each Certificate or Opinion...52

         SECTION 13.07. Payments Due on Non-Business Days.....................52

         SECTION 13.08. Provisions Required by Trust Indenture Act of 1939....53

         SECTION 13.09. Execution in Counterparts.............................53

         SECTION 13.10. Separability of Indenture Provisions..................53

         SECTION 13.11. Successors and Assigns................................53

         SECTION 13.12. Securities in Foreign Currencies......................53

                                    INDENTURE

         THIS INDENTURE, dated as of the 1st day of November, 2001, between TELEPHONE AND DATA SYSTEMS, INC., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter sometimes referred to as the "Company"), and BNY MIDWEST TRUST COMPANY, an Illinois Trust Company, as trustee (hereinafter sometimes referred to as the "Trustee"):

         WHEREAS, for its lawful corporate purposes, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of unsecured promissory notes or other evidences of indebtedness
(hereinafter referred to as the "Securities"), in an unlimited aggregate principal amount to be issued from time to time in one or more series as in this Indenture provided, as registered Securities without coupons, to be manually authenticated by the certificate of the Trustee, and which will rank pari passu with all other unsecured and unsubordinated debt of the Company;

         WHEREAS, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture;

         WHEREAS, the Securities and the certificate of authentication to be borne by the Securities (the "Certificate of Authentication") are to be substantially in such forms as may be approved by a Company Order (as defined below), or set forth in this Indenture or in any indenture supplemental to this Indenture;

         AND WHEREAS, all acts and things necessary to make the Securities issued pursuant hereto, when executed by the Company and authenticated and delivered by the Trustee as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid indenture and agreement according to its terms, have been done and performed or will be done and performed prior to the issuance of such Securities, and the execution of this Indenture has been and the issuance hereunder of the Securities has been or will be prior to issuance in all respects duly authorized, and the Company, in the exercise of the legal right and power in it vested, executes this Indenture and proposes to make, execute, issue and deliver the Securities;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That in order to declare the terms and conditions upon which the Securities are and are to be authenticated, issued and delivered, and in consideration of the premises, of the purchase and acceptance of the Securities by the holders thereof and of the sum of one dollar ($1.00) to it duly paid by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit (subject to the provisions of this Indenture) of the respective holders from time to time of the Securities, without any discrimination, preference or priority of any one Security over any other by reason of priority in the time of issue, sale or negotiation thereof, or otherwise, except as provided herein, as follows:

                                    ARTICLE I.
                                   DEFINITIONS

         SECTION 1.01.  Certain defined terms. The terms defined in this Section
                        ---------------------
(except as in this Indenture otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture, any Company Order, any Board Resolution, and any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended, or which are by reference in such Act defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this instrument.


Affiliate

         The term "Affiliate" shall have the meaning set forth in the Securities Act of 1933, as amended.


Authenticating Agent

         The term "Authenticating Agent" shall mean an authenticating agent with respect to all or any of the series of Securities, as the case may be, appointed with respect to all or any series of the Securities, as the case may be, by the Trustee pursuant to Section 2.10.


Authorized Officer

         The term "Authorized Officer" shall mean the Chairman of the Board (whether or not such person is an officer of the Company), the President, any Vice President, the Treasurer or any other officer or agent of the Company duly authorized by the Board of Directors to act in respect of matters relating to this Indenture.


Board of Directors or Board

         The term "Board of Directors" or "Board" shall mean the Board of Directors of the Company, or any duly authorized committee of such Board.


Board Resolution

         The term "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.


Business Day

         The term "Business Day", with respect to any Security, shall mean any day that (a) in the Place of Payment (or in any of the Places of Payment, if more than one) in which amounts are payable as specified in the form of such Security and (b) in the city in which the Trustee administers its corporate trust business, is not a day on which banking institutions are authorized or required by law or regulation to close.


Certificate

         The term "Certificate" shall mean a certificate signed by an Authorized Officer. The Certificate need not comply with the provisions of Section 13.06.


Commission

         The term "Commission" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body, if any, performing such duties on such date.


Company

         The term "Company" shall mean Telephone and Data Systems, Inc., a corporation duly organized and existing under the laws of Delaware, and, subject to the provisions of Article Ten, shall also include its successors and assigns.


Company Order

         The term "Company Order" shall mean a written order signed in the name of the Company by an Authorized Officer and the Secretary or an Assistant Secretary of the Company, pursuant to a Board Resolution establishing a series of Securities.


Corporate Trust Office

         The term "Corporate Trust Office" shall mean the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of this Indenture is located at 2 North LaSalle Street, Suite 1020, Chicago, IL 60602.


Default

         The term "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.


Depository

         The term "Depository" shall mean, with respect to Securities of any series, for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.01 or 2.11.

Dollar

         The term "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.


Eligible Obligations

         The term "Eligible Obligations" means (a) with respect to Securities denominated in Dollars, Governmental Obligations; or (b) with respect to Securities denominated in a currency other than Dollars or in a composite currency, such other obligations or instruments as shall be specified with respect to such Securities, as contemplated by Section 2.01.


Event of Default

         The term "Event of Default" with respect to Securities of a particular series shall mean any event specified in Section 6.01, continued for the period of time, if any, therein designated.


Global Security

         The term "Global Security" shall mean, with respect to any series of Securities, a Security executed by the Company and authenticated and delivered by the Trustee to the Depository or pursuant to the Depository's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depository or its nominee.


Governmental Authority

         The term "Governmental Authority" means the government of the United States or of any State or Territory thereof or of the District of Columbia or of any county, municipality or other political subdivision of any of the foregoing, or any department, agency, authority or other instrumentality of any of the foregoing.


Governmental Obligations

         The term "Governmental Obligations" shall mean securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such Governmental Obligation or a specific payment of principal of or interest on any such Governmental Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by such custodian in respect of the Governmental Obligation or the specific payment of principal of or interest on the Governmental Obligation evidenced by such depository receipt.

Indenture

         The term "Indenture" shall mean this instrument as originally executed, or, if amended or supplemented as herein provided, as so amended or supplemented, and shall include the terms of a particular series of Securities established as contemplated by Section 2.01.


Instructions

         The term "Instructions" shall mean instructions acceptable to the Trustee issued pursuant to a Company Order in connection with a Periodic Offering and signed by an Authorized Officer. Instructions need not comply with the provisions of Section 13.06.


Interest

         The term "interest" when used with respect to non-interest bearing Securities shall mean interest payable after maturity (whether at stated maturity, upon acceleration or redemption or otherwise) or after the date, if any, on which the Company becomes obligated to acquire a Security, whether by purchase or otherwise.


Interest Payment Date

         The term "Interest Payment Date" when used with respect to any installment of interest on a Security of a particular series shall mean the date specified in such Security or in a Board Resolution, Company Order or an indenture supplemental hereto with respect to such series as the fixed date on which an installment of interest with respect to Securities of that series is due and payable.


Officers' Certificate

         The term "Officers' Certificate" shall mean a certificate signed by an Authorized Officer and by the Secretary or Assistant Secretary of the Company. Each such certificate shall include the statements provided for in Section 13.06, if and to the extent required by the provisions hereof.


Opinion of Counsel

         The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be the General Counsel of or counsel for the Company. Each such opinion shall include the statements provided for in Section 13.06, if and to the extent required by the provisions hereof.


Original Issue Discount Security

         The term "Original  Issue Discount  Security"  means any Security which
(i) is issued at a price lower than the amount payable upon the maturity thereof and (ii) provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01(b).

Outstanding

         The term "outstanding", when used with reference to Securities of any series, shall, subject to the provisions of Section 8.04, mean, as of any particular time, all Securities of that series theretofore authenticated and delivered by the Trustee under this Indenture, except (a) Securities theretofore canceled by the Trustee or any paying agent, or delivered to the Trustee or any paying agent for cancellation or which have previously been canceled; (b) Securities or portions thereof for the payment or redemption of which monies or Eligible Obligations in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided, however, that if such Securities or portions of such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article Three provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.07. The principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for purposes of this Indenture shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof.


Periodic Offering

         The term "Periodic Offering" means an offering of Securities of a series from time to time, during which any or all of the specific terms of the Securities, including without limitation the rate or rates of interest, if any, thereon, the maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents upon the issuance of such Securities.


Person

         The term "person" means any individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization or any Governmental Authority.


Place of Payment

         The term "Place of Payment" shall mean the place or places where the principal of and interest, if any, on the Securities of any series are payable as specified in accordance with Section 2.01.


Predecessor Security

         The term "Predecessor Security" of any particular Security shall mean every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.07 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

Responsible Officer

         The term "Responsible Officer" when used with respect to the Trustee shall mean the chairman of the board of directors, the president, any vice president, the secretary, the treasurer, any trust officer, any corporate trust officer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.


Security or Securities

         The term "Security" or "Securities" shall mean any Security or Securities, as the case may be, authenticated and delivered under this Indenture.


Securityholder

         The term "Securityholder", "holder of Securities" or "registered holder" shall mean the person or persons in whose name or names a particular Security shall be registered on the books of the Company kept for that purpose in accordance with the terms of this Indenture.


series

         The term "series" means a series of Securities established pursuant to this Indenture and includes, if the context so requires, each Tranche thereof.


Tranche

         The term "Tranche" means Securities which (a) are of the same series and (b) have identical terms except as to terms that may vary as specified in a Company Order or supplemental indenture.


Trustee

         The term "Trustee" shall mean BNY Midwest Trust Company, and, subject to the provisions of Article Seven, shall also include its successors and assigns, and, if at any time there is more than one person acting in such capacity hereunder, "Trustee" shall mean each such person. The term "Trustee" as used with respect to a particular series of the Securities shall mean the trustee with respect to that series.


Trust Indenture Act

         The term "Trust Indenture Act", subject to the provisions of Sections 9.01, 9.02, and 10.01, shall mean the Trust Indenture Act of 1939, as amended and in effect at the date of execution of this Indenture.


United States

         The term  "United  States"  means the  United  States of  America,  its
territories,   its   possessions  and  other  areas  subject  to  its  political jurisdiction.

                                  ARTICLE II.
                      ISSUE, DESCRIPTION, TERMS, EXECUTION,
                    REGISTRATION AND EXCHANGE OF SECURITIES

         SECTION 2.01.  Designation, Terms, Amount,  Authentication and Delivery
                        --------------------------------------------------------
of  Securities.  The  aggregate  principal  amount  of  Securities  which may be
--------------
authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued from time to time in one or more series and in one or more Tranches thereof. Each series shall be authorized by a Company Order or Orders and/or one or more indentures supplemental hereto, which shall specify whether the Securities of such series shall be subject to a Periodic Offering. The Company Order or Orders or supplemental indenture and, in the case of a Periodic Offering, Instructions or other procedures acceptable to the Trustee specified in such Company Order or Orders, shall establish the terms of the series, which may include the following:

                (a) the title and designation of the Securities and the series;

                (b) limitations on the aggregate principal amount of the Securities to be authenticated and delivered under this Indenture as part of such series (except for Securities authenticated and delivered upon registration of transfer of, in exchange for or in lieu of other Securities of that series);

                (c) the stated maturity or maturities of such series;

                (d) the date or dates from which interest shall accrue, the Interest Payment Dates on which such interest will be payable or the manner of determination of such Interest Payment Dates and the record date for the determination of holders to whom interest is payable on any such Interest Payment Date;

                (e) the interest rate or rates (which may be fixed or variable), or method of calculation of such rate or rates, for such series;

                (f) the terms, if any, regarding the redemption, purchase or repayment of such series (whether at the option of the Company or a holder of the Securities of such series and whether pursuant to a sinking fund or analogous provisions, including payments made in cash in anticipation of future sinking fund obligations), including redemption, purchase or repayment date or dates of such series, if any, and the price or prices and other terms and conditions applicable to such redemption, purchase or repayment (including any premium);

                (g) whether or not the Securities of such series shall be issued in whole or in part in the form of a Global Security and, if so, the Depositary for such Global Security and the related procedures with respect to transfer and exchange of such Global Security;

                (h) the form of the Securities of such series;

                (i) the maximum annual interest rate, if any, of the Securities permitted for such series;

                (j) whether the Securities of such series shall be subject to Periodic Offering;

                (k) the currency or currencies, including composite currencies, in which payment of the principal of (and premium, if any) and interest on the Securities of such series shall be payable, if other than Dollars;

                (l) any other information necessary to complete the Securities of such series;

                (m) the  establishment  of any  office  or  agency  pursuant  to
Section 4.02 hereof and any other place or places which the principal of and interest, if any, on Securities of that series shall be payable;

                (n) other than denominations of $1,000 or any integral multiple thereof, the denominations in which the Securities of the series shall be issuable;

                (o) the obligations or instruments, if any, which shall be considered to be Eligible Obligations in respect of the Securities of such series denominated in a currency other than Dollars or in a composite currency;

                (p) whether or not the Securities of such series shall be issued as Original Issue Discount Securities and the terms thereof, including the portion of the principal amount thereof which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.01(b);

                (q) if the principal of and premium, if any, or interest, if any, on such Securities are to be payable, at the election of the Company or the holder thereof, in coin or currency, including composite currencies, other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election shall be made;

                (r) if the amount of payment of principal of and premium, if any, or interest, if any, on such Securities may be determined with reference to an index, formula or other method, or based on a coin or currency other than that in which the Securities are stated to be payable, the manner in which such amount shall be determined;

                (s) any addition to, or modification or deletion of, any covenants or terms herein, including restrictive covenants or Events of Default provided for with respect to the Securities of the series;

                (t) the terms and conditions, if any, pursuant to which the Securities of the series are secured;

                (u) whether the Securities of the series will be exchangeable into other securities and, if so, the terms and conditions upon which such Securities will be so exchangeable, including whether exchange is mandatory, at the option of the holder, or at the option of the Company, the exchange price, the exchange period and any provisions pursuant to which the securities to be received by the holders of such series of Securities would be subject to adjustment; and

                (v) any other terms of such series not inconsistent with this Indenture.

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to any such Company Order or in any indentures supplemental hereto.

         If any of the terms of the series are established by action taken pursuant to a Company Order, a copy of an appropriate record of the applicable Board Resolution shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order setting forth the terms of that series.

         SECTION 2.02.  Form  of  Security  and  Trustee's   Certificate.    The
                        ------------------------------------------------
Securities of any series shall be substantially of the tenor and purport (i) as set forth in one or more indentures supplemental hereto or as provided in a Company Order, or (ii) with respect to any Tranche of Securities of a series subject to Periodic Offering, to the extent permitted by any of the documents referred to in clause (i) above, in Instructions, or by other procedures acceptable to the Trustee specified in such Company Order or Orders, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Securities of that series may be listed or of the Depository, or to conform to usage.

         The Trustee's Certificate of Authentication shall be in substantially the following form:

         "This is one of the Securities of the series designated in accordance with, and referred to in, the within-mentioned Indenture.

         Dated:

         BNY Midwest Trust Company, as Trustee

         By:___________________________

              Authorized Signatory"

         SECTION 2.03.  Date and Denominations of Securities, and Provisions for
                        --------------------------------------------------------
Payment of  Principal,  Premium and Interest.  Except as otherwise  specified as
--------------------------------------------
contemplated by Section 2.01, the Securities shall be issuable as registered Securities and in the denominations of $1,000 or any integral multiple thereof. The Securities of a particular series shall bear interest payable on the dates and at the rate or rates specified with respect to that series. Except as otherwise specified as contemplated by Section 2.01, the principal of and the interest on the Securities of any series, as well as any premium thereon in case of redemption thereof prior to maturity, shall be payable in Dollars at the office or agency of the Company maintained for that purpose. Each Security shall be dated the date of its authentication.

         The interest installment on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Securities of that series shall be paid to the person in whose name said Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment, except that interest payable on redemption or maturity shall be payable as set forth in the Company Order or indenture supplemental hereto establishing the terms of such series of Securities. Except as otherwise specified as contemplated by Section 2.01, interest on Securities will be computed on the basis of a 360-day year of twelve 30-day months.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for Securities of the same series (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (1) or clause (2) below:

         (1) The Company may make payment of any Defaulted Interest on Securities to the persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Security Register (as hereinafter defined), not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names such Securities (or their respective Predecessor Securities) are registered on such special record date and shall be no longer payable pursuant to the following clause (2).

         (2) The Company may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Unless otherwise set forth in a Company Order or one or more indentures supplemental hereto establishing the terms of any series of Securities pursuant to Section 2.01 hereof, the term "regular record date" as used in this Section with respect to a series of Securities with respect to any Interest Payment Date for such series shall mean either (i) the fifteenth day of the month or the next Business Day immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the first day of a month, or (ii) the last day of the month or the next Business Day immediately preceding the month in which an Interest Payment Date established for such series pursuant to
Section 2.01 hereof shall occur, if such Interest Payment Date is the fifteenth day of a month, whether or not such date is a Business Day.

         Subject to the foregoing provisions of this Section, each Security of a series delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security of such series shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION 2.04.  Execution of Securities.  The Securities shall,  subject
                        -----------------------
to the provisions of Section 2.06, be printed on steel engraved borders or fully or partially engraved, or legibly typed, as the proper officer of the Company may determine, and shall be signed on behalf of the Company by an Authorized Officer. The signature of such Authorized Officer upon the Securities may be in the form of a facsimile signature of a present or any future Authorized Officer and may be imprinted or otherwise reproduced on the Securities and for that purpose the Company may use the facsimile signature of any person who shall have been an Authorized Officer, notwithstanding the fact that at the time the Securities shall be authenticated and delivered or disposed of such person shall have ceased to be an Authorized Officer.

         Only such Securities as shall bear thereon a Certificate of Authentication substantially in the form established for such Securities, executed manually by an authorized signatory of the Trustee, or by any Authenticating Agent with respect to such Securities, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate executed by the Trustee, or by any Authenticating Agent appointed by the Trustee with respect to such Securities, upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the registered holder thereof is entitled to the benefits of this Indenture.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with an indenture supplemental hereto or a Company Order for the authentication and delivery of such Securities and the Trustee, in accordance with such supplemental indenture or Company Order, shall authenticate and deliver such Securities; provided, however, that in the case of Securities offered in a Periodic Offering, the Trustee shall authenticate and deliver such Securities from time to time in accordance with Instructions or such other procedures acceptable to the Trustee as may be specified by or pursuant to such supplemental indenture or Company Order delivered to the Trustee prior to the time of the first authentication of Securities of such series.

         In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall receive and (subject to Section 7.01) shall be fully protected in relying upon, (i) an Opinion of Counsel and/or (ii) an Officers' Certificate, each stating that the form and terms thereof have been established in conformity with the provisions of this Indenture; provided, however, that, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel and/or Officers' Certificate only once at or prior to the time of the first authentication of Securities of such series and that, in such opinion or certificate, the opinion or certificate described above may state that when the terms of such Securities, or each Tranche thereof, shall have been established pursuant to a Company Order or Orders, supplemental indenture or indentures, Instruction or Instructions or pursuant to such procedures acceptable to the Trustee, as may be specified by a Company Order, such terms will have been established in conformity with the provisions of this Indenture. Each Opinion of Counsel and Officers' Certificate delivered pursuant to this
Section 2.04 shall include all statements prescribed in Section 13.06(b). Such Opinion of Counsel shall also be to the effect that when such Securities have been executed by the Company and authenticated by the Trustee in accordance with the provisions of this Indenture and delivered to and duly paid for by the purchasers thereof, they will be valid and legally binding obligations of the Company, enforceable in accordance with their terms (subject to customary exceptions) and will be entitled to the benefits of this Indenture.

         With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the forms and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Company Order, Opinion of Counsel, Instruction, Officers' Certificate and other documents delivered pursuant to Sections 2.01 and this Section, as applicable, at or prior to the time of the first authentication of Securities of such series unless and until such Company Order, Opinion of Counsel, Instruction, Officers' Certificate or other documents have been superseded or revoked or expire by their terms.

         The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         SECTION 2.05.  Exchange of Securities.
                        ----------------------

                (a) Registration  and Transfer of Securities.  Securities of any
                    ----------------------------------------
series may be exchanged upon presentation thereof at the office or agency of the Company designated for such purpose, for other Securities of such series of authorized denominations, and for a like aggregate principal amount, upon payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, all as provided in this Section. In respect of any Securities so surrendered for exchange, the Company shall execute, the Trustee shall authenticate and such office or agency shall deliver in exchange therefor the Security or Securities of the same series which the Securityholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

                (b) Security  Register;  Securities to be  Accompanied by Proper
                    ------------------------------------------------------------
Instruments  of Transfer.  The Company  shall keep,  or cause to be kept, at its
------------------------
office or agency designated for such purpose in the Borough of Manhattan, the City and State of New York, or such other location designated by the Company a register or registers (herein referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall register the Securities and the transfers of Securities as in this Article provided and which at all reasonable times shall be open for inspection by the Trustee. The registrar for the purpose of registering Securities and transfer of Securities as herein provided shall initially be the Trustee or such other person as may be subsequently appointed as authorized by Board Resolution or Company Order (the "Security Registrar").

         Upon surrender for transfer of any Security at the office or agency of the Company designated for such purpose in the Borough of Manhattan, the City and State of New York, or other location as aforesaid, the Company shall execute, the Trustee shall authenticate and such office or agency shall deliver in the name of the transferee or transferees a new Security or Securities of the same series as the Security presented for a like aggregate principal amount.

         All Securities presented or surrendered for exchange or registration of transfer, as provided in this Section, shall be accompanied (if so required by the Company or the Security Registrar) by a written instrument or instruments of transfer, in form satisfactory to the Company or the Security Registrar, duly executed by the registered holder or by his duly authorized attorney in writing.

                (c) Charges  upon   Exchange,   Transfer  or   Registration   of
                    ------------------------------------------------------------
Securities.  Except as  provided  in the first  paragraph  of Section  2.07,  no
----------
service charge shall be made for any exchange or registration of transfer of Securities, or issue of new Securities in case of partial redemption of any series, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, other than exchanges pursuant to Section 2.06, Section 3.03(b) and Section 9.04 not involving any transfer.

                (d) Restrictions  on Transfer or Exchange at Time of Redemption.
                    -----------------------------------------------------------
The Company shall neither be required (i) to issue, exchange or register the transfer of any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of less than all the outstanding Securities of the same series and ending at the close of business on the day of such mailing, nor (ii) to register the transfer of or exchange any Securities of any series or portions thereof called for redemption or as to which the holder thereof has exercised its right, if any, to require the Company to repurchase such Security in whole or in part, except that portion of such Security not required to be repurchased. The provisions of this Section
2.05 are, with respect to any Global Security, subject to Section 2.11 hereof.

         SECTION 2.06.  Temporary   Securities.    Pending  the  preparation  of
                        ----------------------
definitive Securities of any series, the Company may execute, and the Trustee shall authenticate and deliver, temporary Securities (printed, lithographed or typewritten) of any authorized denomination, and substantially in the form of the definitive Securities in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every temporary Security of any series shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities of such series in accordance with Section
2.04. Without unnecessary delay the Company will execute and will furnish definitive Securities of such series and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor (without charge to the holders thereof), at the office or agency of the Company designated for the purpose, and the Trustee shall authenticate and such office or agency shall deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of such series, unless the Company advises the Trustee to the effect that definitive Securities need not be executed and furnished until further notice from the Company. Until so exchanged, the temporary Securities of such series shall be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder.

         SECTION 2.07.  Mutilated, Destroyed, Lost or Stolen Securities. In case
                        ------------------------------------------------
any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company (subject to the next succeeding sentence) shall execute, and upon its request the Trustee (subject as aforesaid) shall authenticate and deliver, a new Security of the same series bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of the applicant's Security and of the ownership thereof. The Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company and to the Trustee such security or indemnity as they may require to save them harmless, and, in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

         Every Security issued pursuant to the provisions of this Section in substitution for any Security which is mutilated, destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder. All Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities, and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         SECTION 2.08.  Cancellation of Surrendered  Securities.  All Securities
                        ---------------------------------------
surrendered for the purpose of payment, redemption, exchange or registration of transfer, or for credit against a sinking fund, shall, if surrendered to the Company or any paying agent, be delivered to the Trustee for cancellation, or, if surrendered to the Trustee, shall be canceled by it, and no Securities shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. On request of the Company, the Trustee shall deliver to the Company canceled Securities held by the Trustee. In the absence of such request the Trustee may dispose of canceled Securities in accordance with its standard procedures. If the Company shall otherwise acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

         SECTION 2.09.  Provisions of Indenture and  Securities for Sole Benefit
                        --------------------------------------------------------
of Parties and Securityholders.  Nothing in this Indenture or in the Securities,
------------------------------
express or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and the holders of the Securities, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; all such covenants, conditions and provisions being for the sole benefit of the parties hereto and of the holders of the Securities.

         SECTION 2.10.  Appointment of  Authenticating  Agent. So long as any of
                        -------------------------------------
the Securities of any series remain outstanding there may be an Authenticating Agent for any or all such series of Securities which the Trustee shall have the right to appoint. Said Authenticating Agent shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. All references in this Indenture to the authentication of Securities by the Trustee shall be deemed to include authentication by an Authenticating Agent for such series except for authentication upon original issuance or pursuant to Section 2.07 hereof. Each Authenticating Agent shall be acceptable to the Company and shall be a corporation which has a combined capital and surplus, as most recently reported or determined by it, sufficient under the laws of any jurisdiction under which it is organized or in which it is doing business to conduct a trust business, and which is otherwise authorized under such laws to conduct such business and is subject to supervision or examination by Federal or State authorities. If at any time any Authenticating Agent shall cease to be eligible in accordance with these provisions it shall resign immediately.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time (and upon request by the Company shall) terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon resignation, termination or cessation of eligibility of any Authenticating Agent, the Trustee may appoint an eligible successor Authenticating Agent acceptable to the Company. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder as if originally named as an Authenticating Agent pursuant hereto. The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         SECTION 2.11.  Global Security.
                        ---------------

                (a) Authentication  and Delivery;  Legend.  If the Company shall
                    -------------------------------------
establish pursuant to Section 2.01 that the Securities of a particular series are to be issued as a Global

Security, then the Company shall execute and the Trustee shall, in accordance with Section 2.04, authenticate and deliver, a Global Security which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Securities of such series, (ii) shall be registered in the name of the Depository or its nominee, (iii) shall be authenticated and delivered by the Trustee to the Depository or pursuant to the Depository's instruction and (iv) shall bear a legend substantially to the following effect: "Except as otherwise provided in Section 2.11 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depository or to a successor Depository or to a nominee of such successor Depository."

                (b) Transfer of Global Security.  Notwithstanding the provisions
                    ---------------------------
of Section 2.05, the Global Security of a series may be transferred, in whole but not in part and in the manner provided in Section 2.05, only to another nominee of the Depository for such series, or to a successor Depository for such series selected or approved by the Company or to a nominee of such successor Depository.

                (c) Issuance of Securities  in  Definitive  Form. If at any time
                    --------------------------------------------
the Depository for a series of Securities notifies the Company that it is unwilling or unable to continue as Depository for such series or if at any time the Depository for such series shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation and a successor Depository for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, this Section 2.11 shall no longer be applicable to the Securities of such series and the Company will execute, and subject to Section 2.05, the Trustee will authenticate and deliver Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. In addition, the Company may at any time determine that the Securities of any series shall no longer be represented by a Global Security and that the provisions of this
Section 2.11 shall no longer apply to the Securities of such series. In such event the Company will execute, and subject to Section 2.05, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and deliver Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. Upon the exchange of the Global Security for such Securities in definitive registered form without coupons, in authorized denominations, the Global Security shall be canceled by the Trustee. Such Securities in definitive registered form issued in exchange for the Global Security pursuant to this Section 2.11(c) shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Security Registrar. The Trustee shall deliver such Securities to the Depository for delivery to the persons in whose names such Securities are so registered.

         SECTION 2.12. Payment in Proper Currency. In the case of the Securities
                       --------------------------
of any series denominated in any currency other than Dollars or in a composite currency (the "Required Currency"), except as otherwise specified with respect to such Securities as contemplated by Section 2.01, the obligation of the Company to make any payment of the principal thereof, or the premium or interest thereon, shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including, without limitation, the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor except in the case of its negligence or willful misconduct.

         SECTION 2.13.  Identification  of  Securities.   The Company in issuing
                        ------------------------------
Securities may use "CUSIP" numbers (if then generally in use) and, if so used, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to holders of Securities; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or contained in any notice of redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

                                  ARTICLE III.
                    REDEMPTION OF SECURITIES AND SINKING FUND
                                   PROVISIONS

         SECTION 3.01.  Redemption  of  Securities.   The Company may redeem the
                        --------------------------
Securities of any series issued hereunder on and after the dates and in accordance with the terms established for such series pursuant to Section 2.01 hereof.

         SECTION 3.02.  Action to Redeem Securities.
                        ---------------------------

                (a) Notice of  Redemption.  In case the Company  shall desire to
                    ---------------------
exercise such right to redeem all or, as the case may be, a portion of the Securities of any series in accordance with the right reserved so to do, it shall give notice of such redemption to holders of the Securities of such series to be redeemed by mailing, first class postage prepaid, a notice of such redemption not less than 30 days and not more than 60 days before the date fixed for redemption of that series to such holders at their last addresses as they shall appear upon the Security Register. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder receives the notice. In any case, failure duly to give such notice to the holder of any Security of any series designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Securities of such series or any other series. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption or subject to compliance with certain conditions provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with any such restriction or condition.

         Unless otherwise so provided as to a particular series of Securities, if at the time of mailing of any notice of redemption the Company shall not have deposited with the paying agent an amount in cash sufficient to redeem all of the Securities called for redemption, including accrued interest to the date fixed for redemption, such notice shall state that it is subject to the receipt of redemption moneys by the paying agent on or before the date fixed for redemption (unless such redemption is mandatory) and such notice shall be of no effect unless such moneys are so received on or before such date.

         Each such notice of redemption shall identify the Securities to be redeemed (including CUSIP numbers, if any), specify the date fixed for redemption and the redemption price at which Securities of that series are to be redeemed, and shall state that payment of the redemption price of such Securities to be redeemed will be made at the office or agency of the Company, upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, that from and after said date interest will cease to accrue and that the redemption is for a sinking fund, if such is the case. If less than all the Securities of a series are to be redeemed, the notice to the holders of Securities of that series to be redeemed in whole or in part shall specify the particular Securities to be so redeemed. In case any Security is to be redeemed in part only, the notice which relates to such Security shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

                (b) Notice to Trustee of Securities to be Redeemed. If less than
                    ----------------------------------------------
all the Securities of a series are to be redeemed, the Company shall give the Trustee at least 45 days' notice in advance of the date fixed for redemption (unless the Trustee shall agree to a shorter period) as to the aggregate principal amount of Securities of the series to be redeemed, and thereupon the Trustee shall select, by lot or in such other manner as it shall deem appropriate and fair in its discretion and which may provide for the selection of a portion or portions (equal to the smallest denomination of one whole Security of such series or any integral multiple thereof) of the principal amount of such Securities of a denomination larger than the smallest denomination of one whole Security of such series, the Securities to be redeemed and shall thereafter promptly notify the Company in writing of the numbers of the Securities to be redeemed, in whole or in part.

         The Company may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by an Authorized Officer, instruct the Trustee or any paying agent to call all or any part of the Securities of a particular series for redemption and to give notice of redemption in the manner set forth in this Section, such notice to be in the name of the Company or its own name as the Trustee or such paying agent may deem advisable. In any case in which notice of redemption is to be given by the Trustee or any such paying agent, the Company shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Security Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice by mail that may be required under the provisions of this Section.

         SECTION 3.03.  Payment  of  Securities   Called  for   Redemption.
                        --------------------------------------------------

                (a) When  Securities   Called  for  Redemption  become  Due  and
                    ------------------------------------------------------------
Payable.  If the giving of notice of  redemption  shall have been  completed  as
-------
above provided, the Securities or
portions of Securities of the series to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with, subject to the Company Order or supplemental indenture hereto establishing the terms of such series of Securities, interest accrued to the date fixed for redemption and interest on such Securities or portions of Securities shall cease to accrue on and after the date fixed for redemption, unless the Company shall default in the payment of such redemption price and accrued interest with respect to any such Security or portion thereof. On presentation and surrender of such Securities on or after the date fixed for redemption at the place of payment specified in the notice, said Securities shall be paid and redeemed at the applicable redemption price for such series, together with, subject to the Company Order or supplemental indenture hereto establishing the terms of such series of Securities, interest accrued thereon to the date fixed for redemption.

                (b) Receipt  of  New  Security   upon  Partial   Payment.   Upon
                    ----------------------------------------------------
presentation of any Security of such series which is to be redeemed in part only, the Company shall execute and the Trustee shall authenticate and the office or agency where the Security is presented shall deliver to the holder thereof, at the expense of the Company, a new Security or Securities of the same series, of authorized denominations in principal amount equal to the unredeemed portion of the Security so presented.

         SECTION 3.04.  Sinking Fund for  Securities.   The  provisions  of this
                        ----------------------------
Section 3.04 and Sections 3.05 and 3.06 shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 2.01 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 3.05. Each sinking fund payment shall be applied to the redemption of Securities of such series as provided for by the terms of Securities of such series.

         SECTION 3.05.  Satisfaction  of Sinking Fund Payments with  Securities.
                        -------------------------------------------------------
The Company (i) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (ii) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any mandatory sinking fund payment; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the mandatory sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

         SECTION 3.06.  Redemption of Securities for Sinking Fund. Not less than
                        -----------------------------------------
45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 3.05 and the basis for such credit and will, together with such Officers' Certificate, deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.02 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.02, except that the notice of redemption shall also state that the Securities of such series are being redeemed by operation of the sinking fund and the sinking fund payment date. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 3.03.

                                  ARTICLE IV.
                       PARTICULAR COVENANTS OF THE COMPANY

         The Company covenants and agrees for each series of the Securities as follows:

         SECTION 4.01.  Payment of  Principal (and Premium if any) and  Interest
                        --------------------------------------------------------
on Securities.  The Company  will duly and  punctually  pay or cause to be  paid
-------------
the principal of (and premium, if any) and interest on the Securities of that series at the time and place and in the manner provided herein and established with respect to such Securities.

         SECTION 4.02.  Maintenance    of   Office   or  Agency   for   Payment,
                        --------------------------------------------------------
Registration,  Transfer and Exchange of Securities. So long as any series of the
--------------------------------------------------
Securities remain outstanding, the Company agrees to maintain an office or agency with respect to each such series, which shall be in the Borough of Manhattan, the City and State of New York or at such other location or locations as may be designated as provided in this Section 4.02, where (i) Securities of that series may be presented for payment, (ii) Securities of that series may be presented as hereinabove authorized for registration of transfer and exchange, and (iii) notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be given or served, such designation to continue with respect to such office or agency until the Company shall, by written notice signed by an Authorized Officer and delivered to the Trustee, designate some other office or agency for such purposes or any of them. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, notices and demands. The Trustee or its agent will initially act as paying agent for the Securities.

         The Company may also from time to time, by written notice signed by an Authorized Officer and delivered to the Trustee, designate one or more other offices or agencies for the foregoing purposes within or outside the Borough of Manhattan, City of New York, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligations to maintain an office or agency in the Borough of Manhattan, City of New York for the foregoing purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such other office or agency.

         SECTION 4.03. Paying Agent.
                       ------------

                (a) Duties of Paying Agent.  If the Company shall appoint one or
                    ----------------------
more paying agents for all or any series of the Securities, other than the Trustee, the Company will cause each such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section:

                (1) that it will hold all sums held by it as such agent for the payment of the principal of (and premium, if any) or interest on the Securities of that series (whether such sums have been paid to it by the Company or by any other obligor of such Securities) in trust for the benefit of the persons entitled thereto;

                (2) that it will give the Trustee prompt notice of any failure by the Company (or by any other obligor of such Securities) to make any payment of the principal of (and premium, if any) or interest on the Securities of that series when the same shall be due and payable;

                (3) that it will, at any time during the continuance of any failure referred to in the preceding paragraph (a)(2) above, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent; and (4) that it will perform all other duties of paying agent as set forth in this Indenture.

                (b) Company as Paying Agent. If the Company shall act as its own
                    -----------------------
paying agent with respect to any series of the Securities, it will on or before each due date of the principal of (and premium, if any) or interest on Securities of that series, set aside, segregate and hold in trust for the benefit of the persons entitled thereto a sum sufficient to pay such principal (and premium, if any) or interest so becoming due on Securities of that series until such sums shall be paid to such persons or otherwise disposed of as herein provided and will promptly notify the Trustee of such action, or any failure (by it or any other obligor on such Securities) to take such action. Whenever the Company shall have one or more paying agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with the paying agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the persons entitled to such principal, premium or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                (c) Holding  Sums in  Trust.  Anything  in this  Section  to the
                    -----------------------
contrary notwithstanding, (i) the agreement to hold sums in trust as provided in this Section is subject to the provisions of Section 11.04, and (ii) the Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any paying agent to pay, to the Trustee all sums held in trust by the Company or such paying agent, such sums to be held by the Trustee upon the same terms and conditions as those upon which such sums were held by the Company or such paying agent; and, upon such payment by any paying agent to the Trustee, such paying agent shall be released from all further liability with respect to such money.

         SECTION 4.04.  Appointment  to Fill Vacancy in Office of Trustee.   The
                        -------------------------------------------------
Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder.

         SECTION 4.05.  Restriction  on  Consolidation,  Merger of Trustee.  The
                        --------------------------------------------------
Company will not, while any of the Securities remain outstanding, consolidate with, or merge into, or merge into itself, or sell or convey all or substantially all of its property to any other Person unless the provisions of Article Ten hereof are complied with.

         SECTION 4.06.  Original Issue Discount Security.  In the event that the
                        --------------------------------
Company issues an Original Issue Discount Security, the Company shall file with the Trustee at or prior to the time of the authentication of such Original Issue Discount Security a written notice, in such form as mutually agreed upon by the Company and the Trustee, specifying the amount of original issue discount that will be accrued on such Original Issue Discount Security in each calendar year from the date of issuance to the maturity thereof.

                                   ARTICLE V.
                    SECURITYHOLDERS' LISTS AND REPORTS BY THE
                            COMPANY AND THE TRUSTEE

         SECTION 5.01.  Company to Furnish  Trustee  Information as to Names and
                        --------------------------------------------------------
Addresses of Securityholders.  The Company will furnish or cause to be furnished
----------------------------
to the Trustee (a) on each regular record date (as defined in Section 2.03) for the Securities of each Tranche of a series a list (at intervals of at least every six months), in such form as the Trustee may reasonably require, of the names and addresses of the holders of such Tranche of Securities as of such regular record date, provided, that the Company shall not be obligated to furnish or cause to be furnished such list at any time that the list shall not differ in any respect from the most recent list furnished to the Trustee by the Company and (b) at such other times as the Trustee may request in writing within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, no such list need be furnished for any series for which the Trustee shall be the Security Registrar.

         SECTION 5.02.  Responsibilities  of Trustee Relating to  Securityholder
                        --------------------------------------------------------
Information.
-----------

                (a) Trustee to Preserve Information as to Names and Addresses of
                    ------------------------------------------------------------
Securityholders.  The  Trustee  shall  preserve,  in as  current  a  form  as is
---------------
reasonably practicable, all information as to the names and addresses of the holders of Securities contained in the most recent list furnished to it as provided in Section 5.01 and as to the names and addresses of holders of Securities received by the Trustee in its capacity as Security Registrar (if acting in such capacity).

                (b) Trustee  may  Destroy  List of  Securityholders  on  Certain
                    ------------------------------------------------------------
Conditions.  The Trustee may  destroy  any list  furnished  to it as provided in
----------
Section 5.01 upon receipt of a new list so furnished.

                (c) Trustee to Make  Information  as to Names and  Addresses  of
                    ------------------------------------------------------------
Securityholders  Available to Certain Applicants.  In case three or more holders
------------------------------------------------
of Securities of a series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Securities of such series or holders of all Securities with respect to their rights under this Indenture or under such Securities, and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:

                (1) afford  to  such  applicants  access  to   the   information
          preserved  at  the  time  by  the  Trustee  in  accordance   with  the
          provisions  of subsection (a) of this Section 5.02; or

                (2) inform such applicants as to the approximate number of holders of Securities of such series or of all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section 5.02, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

                (d) Procedure  if  Trustee   Elects  not  to  Make   Information
                    ------------------------------------------------------------
Available  to  Applicants.  If  the  Trustee  shall  elect  not to  afford  such
-------------------------
applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each holder of such series or of all Securities, as the case may be, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.02, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Securities of such series or of all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise, the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                (e) Company  and  Trustee  not  Accountable  for  Disclosure  of
                    ------------------------------------------------------------
Information.  Each and every holder of the Securities,  by receiving and holding
-----------
the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be liable under any law to the extent provided under the Trust Indenture

Act by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with the provisions of subsection (c) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection
(c).

         SECTION 5.03.  Delivery Obligations of Company.
                        -------------------------------

                (a) Annual  and  Other  Reports  to be  Filed  by  Company  with
                    ------------------------------------------------------------
Trustee.  The Company  covenants and agrees to file with the Trustee,  within 30
-------
days after the Company is required to file the same with the Commission, a copy of the annual reports and of the information, documents and other reports (or a copy of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and, unless the Commission shall not accept such information, documents or reports, the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

                (b) Additional  Information and Reports to be Filed with Trustee
                    ------------------------------------------------------------
and Securities and Exchange Commission. The Company covenants and agrees to file
--------------------------------------
with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

                (c) Summaries of  Information  and Reports to be  Transmitted by
                    ------------------------------------------------------------
Company to  Securityholders.  The  Company  covenants  and agrees to transmit by
---------------------------
mail, first class postage prepaid, and may also transit by reputable over-night delivery service which provides for evidence of receipt, to the Securityholders, as their names and addresses appear upon the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                (d) Annual  Certificate to be Furnished to Trustee.  The Company
                    ----------------------------------------------
covenants and agrees to furnish to the Trustee, on or before May 15 in each calendar year in which any of the Securities are outstanding, or on or before such other day in each calendar year as the Company and the Trustee may from time to time agree upon, a certificate from the principal executive officer, principal financial officer or principal accounting officer, as to his or her knowledge, of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this subsection (d), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

                (e) Effect of Delivery to Trustee. Delivery of such information,
                    -----------------------------
documents or reports to the Trustee pursuant to Section 5.03(a) or 5.03(b) is for informational purposes only and the Trustee's receipt thereof shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including, in the case of
Section 5.03(b), the Company's compliance with any of the covenants hereunder.

         SECTION 5.04.  Delivery Obligations of Trustee.
                        -------------------------------

                (a) Trustee to Transmit Annual Report to Securityholders.  On or
                    ----------------------------------------------------
before May 15 in each year in which any of the Securities are outstanding, the Trustee shall transmit by mail, first class postage prepaid, to the Securityholders, as their names and addresses appear upon the Security Register, a brief report dated as of the preceding May 15, with respect to any of the following events which may have occurred within the previous twelve months (but if no such event has occurred within such period no report need be transmitted):

                (1) any change to its eligibility under Section 7.09, and its qualifications under Section 310 of the Trust Indenture Act;

                (2) the creation of or any material change to a relationship specified in paragraphs (1) through (10) of Section 310(b) of the Trust Indenture Act;

                (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as trustee if such advances so remaining unpaid aggregate more than 1/2 of 1% of the principal amount of the Securities outstanding on the date of such report;

                (4) any change to the amount, interest rate, and maturity date of all other indebtedness owing by the Company, or by any other obligor on the Securities, to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except any indebtedness based upon a creditor relationship arising in any manner described in paragraphs (2), (3), (4) or (6) of Section 311(b) of the Trust Indenture Act;

                (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

                (6) any release, or release and substitution, of property subject to the lien, if any, of this Indenture (and the consideration therefor, if any) which it has not previously reported;

                (7) any additional issue of Securities which the Trustee has not previously reported; and

                (8) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Securities or the Securities of any series, except any action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 6.07.

                (b) Trustee   to   Transmit    Certain    Further   Reports   to
                    ------------------------------------------------------------
Securityholders.  The  Trustee  shall  transmit  by mail,  first  class  postage
---------------
prepaid, to the Securityholders, as their names and addresses appear upon the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee as such since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities of any series on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection if such advances remaining unpaid at any time aggregate more than 10% of the principal amount of Securities of such series outstanding at such time, such report to be transmitted within 90 days after such time.

                (c) Copies of  Reports  to be Filed  with  Stock  Exchanges  and
                    ------------------------------------------------------------
Securities  and Exchange  Commission.  A copy of each such report shall,  at the
------------------------------------
time of such transmission to Securityholders, be filed by the Trustee with the Company, with each stock exchange upon which any Securities are listed (if so listed) and also with the Commission. The Company agrees to notify the Trustee when any Securities become listed on any stock exchange or delisted therefrom.

                                  ARTICLE VI.
                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                              ON EVENT OF DEFAULT

         SECTION 6.01.  Events of Default.
                        -----------------

                (a) Events of Default Defined. Whenever used herein with respect
                    -------------------------
to Securities of a particular series, "Event of Default" means any one or more of the following events which has occurred and is continuing:

                (1) default in the payment of any installment of interest upon any of the Securities of that series, as and when the same shall become due and payable, and continuance of such default for a period of 30 days;

                (2) default in the payment of the principal of (or premium, if any, on) any of the Securities of that series as and when the same shall become due and payable whether at maturity, upon redemption, pursuant to any sinking fund obligation, by declaration or otherwise, and continuance of such default for a period of three Business Days;

                (3) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company with respect to that series contained in such Securities or otherwise established with respect to that series of Securities pursuant to Section 2.01 hereof or contained in this Indenture (other than a covenant or agreement which has been expressly included in this Indenture solely for the benefit of one or more series of Securities other than such series) for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Company by the Trustee, by registered or certified mail, or to the Company and the Trustee by the holders of at least 33% in principal amount of the Securities of that series at the time outstanding;

                (4) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation or reorganization of the Company under the Federal Bankruptcy Code or any other similar applicable Federal or State law, and such decree or order shall have continued unvacated and unstayed for a period of 90 consecutive days; or an involuntary case shall be commenced under such Code in respect of the Company and shall continue undismissed for a period of 90 consecutive days or an order for relief in such case shall have been entered; or a decree or order of a court having jurisdiction in the premises shall have been entered for the appointment on the ground of insolvency or bankruptcy of a receiver or custodian or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of its property, or for the winding up or liquidation of its affairs, and such decree or order shall have remained in force unvacated and unstayed for a period of 90 consecutive days;

                (5) the Company shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking liquidation or reorganization under the Federal Bankruptcy Code or any other similar applicable Federal or State law, or shall consent to the filing of any such petition, or shall consent to the appointment on the ground of insolvency or bankruptcy of a receiver or custodian or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors; or

                (6) the occurrence of any other Event of Default with respect to Securities of such series, as contemplated by Section 2.01 hereof.

                (b) Acceleration of Maturity upon Event of Default.  The Company
                    ----------------------------------------------
shall file with the Trustee written notice of the occurrence of any Event of Default within five Business Days of the Company's becoming aware of any such Event of Default. In each and every such case, unless the principal of all the Securities of that series shall have already become due and payable, either the Trustee or the holders of not less than 33% in aggregate principal amount of the Securities of that series then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by such Securityholders), may declare the principal (or, if any of such Securities are Original Issue Discount Securities, such portion of the principal amount thereof as may be specified by their terms as contemplated by Section 2.01) of all the Securities of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything contained in this Indenture or in the Securities of that series or established with respect to that series pursuant to Section 2.01 hereof to the contrary notwithstanding.

                (c) Waiver of Default and Rescission of Declaration of Maturity.
                    -----------------------------------------------------------
Section 6.01(b), however, is subject to the condition that if, at any time after the principal of the Securities of that series shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of that series and the principal of (and premium, if any, on) any and all Securities of that series which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that such payment is enforceable under applicable law, upon overdue installments of interest, at the rate per annum expressed in the Securities of that series to the date of such payment or deposit) and the amount payable to the Trustee under Section 7.06, and any and all defaults under the Indenture, other than the nonpayment of principal on Securities of that series which shall not have become due by their terms, shall have been remedied or waived as provided in Section 6.06, then and in every such case the holders of a majority in aggregate principal amount of the Securities of that series then outstanding, by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences with respect to that series of Securities; but no such rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

                (d) Restoration  of  Former  Position  and  Rights  upon  Curing
                    ------------------------------------------------------------
Default.  In case the  Trustee  shall have  proceeded  to enforce any right with
-------
respect to Securities of that series under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

         SECTION 6.02.  Rights of Trustee upon Default.
                        ------------------------------

                (a) Covenant  of Company to Pay to Trustee  Whole  Amount due on
                    ------------------------------------------------------------
Securities on Default in Payment of Interest or Principal (and Premium, if any).
-------------------------------------------------------------------------------
The Company covenants that in case an Event of Default described in subsection 6.01(a)(1) or (a)(2) shall have occurred and be continuing, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities of that series, the whole amount that then shall have become due and payable on all such Securities for principal (and premium, if any) or interest, or both, as the case may be, with interest upon the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law and without duplication of any other amounts paid by the Company in respect thereof) upon overdue installments of interest at the rate per annum expressed in the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and the amount payable to the Trustee under Section 7.06.

                (b) Trustee  may  Recover  Judgment  for  Whole  Amount  due  on
                    ------------------------------------------------------------
Securities  on  Failure  of  Company  to Pay.  In case the  Company  shall  fail
--------------------------------------------
forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon the Securities of that series and collect in the manner provided by law out of the property of the Company or other obligor upon the Securities of that series wherever situated the monies adjudged or decreed to be payable.

                (c) Proof of Claim by Trustee in Bankruptcy,  Reorganization  or
                    ------------------------------------------------------------
Receivership Proceeding. In case of any receivership,  insolvency,  liquidation,
-----------------------
bankruptcy, reorganization, readjustment, arrangement, composition or other judicial proceedings affecting the Company, any other obligor on such Securities, or the creditors or property of either, the Trustee shall have power to intervene in such proceedings and take any action therein that may be permitted by the court and shall (except as may be otherwise provided by law) be entitled to file such proofs of claim and other papers and documents as may be necessary or advisable in order to have the claims of the Trustee and of the holders of Securities of such series allowed for the entire amount due and payable by the Company or such other obligor under this Indenture at the date of institution of such proceedings and for any additional amount which may become due and payable by the Company or such other obligor after such date, and to collect and receive any monies or other property payable or deliverable on any such claim, and to distribute the same after the deduction of the amount payable to the Trustee under Section 7.06; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the holders of Securities of such series to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to such Securityholders, to pay to the Trustee any amount due it under Section 7.06.

                (d) Rights of Action and of Asserting  Claims may be Enforced by
                    ------------------------------------------------------------
Trustee without Possession of Securities.  All rights of action and of asserting
----------------------------------------
claims under this Indenture, or under any of the terms established with respect to Securities of that series, may be enforced by the Trustee without the possession of any of such Securities, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for payment to the Trustee of any amounts due under Section 7.06, be for the ratable benefit of the holders of the Securities of such series.

         In case of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in the Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of that series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

         SECTION 6.03.  Application of Monies  Collected by Trustee.  Any monies
                        -------------------------------------------
collected by the Trustee pursuant to Section 6.02 with respect to a particular series of Securities shall be applied in the order following, at the date or dates fixed by the Trustee and, in case of the distribution of such monies on account of principal (or premium, if any) or interest, upon presentation of the several Securities of that series, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

         FIRST: To the payment of costs and expenses of collection and of all amounts payable to the Trustee under Section 7.06;

         SECOND: To the payment of the amounts then due and unpaid upon Securities of such series for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

         THIRD: To the Company.

         SECTION 6.04.  Limitation on Suits by Holders of Securities.  No holder
                        --------------------------------------------
of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to Securities of such series specifying such Event of Default, as hereinbefore provided, and unless also the holders of not less than 33% in aggregate principal amount of the Securities of such series then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by the taker and holder of every Security of such series with every other such taker and holder and the Trustee, that no one or more holders of Securities of such series shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other of such Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of such series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Notwithstanding any other provisions of this Indenture, however, the right of any holder of any Security to receive payment of the principal of (and premium, if any) and interest on such Security, as therein provided, on or after the respective due dates expressed in such Security (or in the case of redemption, on the redemption date), or to institute suit for the enforcement of any such payment on or after such respective dates or redemption date, shall not be impaired or affected without the consent of such holder.

         SECTION 6.05.  Remedies; Delay or Omission in Exercise of Rights.
                        -------------------------------------------------

                (a) Remedies  Cumulative.  All powers and remedies given by this
                    --------------------
Article to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any others thereof or of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to such Securities.

                (b) Delay or  Omission  in  Exercise  of  Rights  not  Waiver of
                    ------------------------------------------------------------
Default.  No delay or  omission  of the  Trustee  or of any holder of any of the
-------
Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

         SECTION  6.06. Rights of Holders of  Majority  in  Principal  Amount of
                        --------------------------------------------------------
Securities to Direct Trustee and to Waive Defaults. The holders of a majority in
--------------------------------------------------
aggregate principal amount of the Securities of any series at the time outstanding, determined in accordance with Section 8.04, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to such series; provided, however, that such direction shall not be in conflict with any rule of law or with this Indenture or unduly prejudicial to the rights of holders of Securities of any other series at the time outstanding determined in accordance with Section 8.04 not parties thereto. Subject to the provisions of Section 7.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed might involve the Trustee in personal liability. The holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding affected thereby, determined in accordance with Section 8.04, may on behalf of the holders of all of the Securities of such series waive any past default in the performance of any of the covenants contained herein or established pursuant to Section 2.01 with respect to such series and its consequences, except a default in the payment of the principal of, or premium, if any, or interest on, any of the Securities of that series as and when the same shall become due by the terms of such Securities otherwise than by acceleration (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal otherwise than by acceleration and any premium has been deposited with the Trustee (in accordance with Section 6.01(c))) or a call for redemption of Securities of that series. Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 6.07.  Notice of Known Defaults.  The Trustee shall,  within 90
                        ------------------------
days after the occurrence of a default with respect to a particular series, transmit by mail, first class postage prepaid, to the holders of Securities of that series, as their names and addresses appear upon the Security Register, notice of all defaults with respect to that series known to the Trustee, unless such defaults shall have been cured or waived before the giving of such notice (the term "defaults" for the purposes of this Section being hereby defined to be the events specified in subsections (1), (2), (3), (4), (5), (6) and (7) of
Section 6.01(a), not including any periods of grace provided for therein and irrespective of the giving of notice provided for by subsection (4) of Section 6.01(a)); provided, that, except in the case of default in the payment of the principal of (or premium, if any) or interest on any of the Securities of that series or in the payment of any sinking or analogous fund installment established with respect to that series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers, of the Trustee in good faith determine that the withholding of such notice is in the interests of the holders of Securities of that series; provided further, that in the case of any default of the character specified in Section 6.01(a)(4) with respect to Securities of such series no such notice to the holders of the Securities of that series shall be given until at least 30 days after the occurrence thereof.

         The Trustee shall not be deemed to have knowledge of any default, except (i) a default under subsection (a)(1), (a)(2) or (a)(3) of Section 6.01 as long as the Trustee is acting as paying agent for such series of Securities or (ii) any default as to which the Trustee shall have received written notice or a Responsible Officer charged with the administration of this Indenture shall have obtained written notice.

         SECTION 6.08.  Undertaking  to  Pay  Costs  in   Certain  Suits   under
                        --------------------------------------------------------
Indenture or Against  Trustee.  All parties to this  Indenture  agree,  and each
-----------------------------
holder of any Securities by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding more than 10% in aggregate principal amount of the outstanding Securities of any series, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security of such series, on or after the respective due dates expressed in such Security or established pursuant to this Indenture.

                                  ARTICLE VII.
                             CONCERNING THE TRUSTEE

         SECTION 7.01.  Certain Duties and Responsibilities of Trustee.
                        ----------------------------------------------

                (a) Upon Event of Default. The Trustee,  prior to the occurrence
                    ---------------------
of an Event of Default with respect to Securities of a series and after the curing of all Events of Default with respect to Securities of that series which may have occurred, shall undertake to perform with respect to Securities of such series such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee. In case an Event of Default with respect to Securities of a series has occurred

(which has not been cured or waived), the Trustee shall exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                (b) Negligence or Willful Misconduct by Trustee. No provision of
                    -------------------------------------------
this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                (1) prior to the occurrence of an Event of Default with respect to Securities of a series and after the curing or waiving of all such Events of Default with respect to that series which may have occurred:

                    (i) the duties and obligations of the Trustee shall with respect to Securities of such series be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable with respect to Securities of such series except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                    (ii) in the absence of bad faith on the part of the Trustee, the Trustee may with respect to Securities of such series conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

                (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the holders of not less than a majority in principal amount of the Securities of any series at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Securities of that series; and

                (4) none of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur or risk personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Trustee reasonably believes that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.

         SECTION 7.02.  Certain Rights of Trustee.  Except as otherwise provided
                        -------------------------
in Section 7.01:


                (a) Trustee Reliance on Documents.  The Trustee may conclusively
                    -----------------------------
rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, demand, approval, bond, security or other paper or document believed by it (i) to be genuine and (ii) to have been signed or presented by the proper party or parties;

                (b) Evidence  Provided  for Certain  Instruments.  Any  request,
                    --------------------------------------------
direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a Board Resolution or an Officers' Certificate (unless other evidence in respect thereof is specifically prescribed herein);

                (c) Trustee  may  Consult  with  Counsel  and Act on  Advice  or
                    ------------------------------------------------------------
Opinion of Counsel.  The Trustee may consult with counsel of its  selection  and
------------------
the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted hereunder in good faith and in reliance thereon;

                (d) Trustee  may Require  Indemnity  from  Securityholders.  The
                    ------------------------------------------------------
Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; nothing herein contained shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default with respect to a series of the Securities (which has not been cured or waived) to exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

                (e) Trustee not Liable for Actions in Good Faith  Believed to be
                    ------------------------------------------------------------
Authorized.  The Trustee  shall not be liable for any action taken or omitted to
----------
be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                (f) Trustee  not  Bound to  Investigate  Facts or  Matters.  The
                    ------------------------------------------------------
Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, direction, order, demand, approval, bond, security, or other papers or documents, unless requested in writing so to do by the holders of not less than a majority in principal amount of the outstanding Securities of the particular series affected thereby (determined as provided in Section 8.04); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand. Notwithstanding the foregoing, the Trustee, in its direction, may make such further inquiry or investigation into such facts or matters as it may see fit. In making any investigation required or authorized by this subparagraph, the Trustee shall be entitled to examine books, records and premises of the Company, personally or by agent or attorney at the expense of the Company and shall incur no liability of any kind by reason of such inquiry or investigation;

                (g) Trustee may  Perform  Duties  Directly or through  Agents or
                    ------------------------------------------------------------
Attorneys.  The Trustee may  execute  any of the trusts or powers  hereunder  or
---------
perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

               (h)  Permissive  Rights of Trustee.  The permissive  right of the
                    -----------------------------
Trustee to do things enumerated in this Indenture shall not be construed as a duty.

         SECTION 7.03.  Limitations in Liability of Trustee.
                        -----------------------------------

                (a) Trustee  not  Liable  for   Recitals  in   Indenture  or  in
                    ------------------------------------------------------------
Securities.  The recitals contained herein and in the Securities (other than the
----------
Certificate of Authentication on the Securities) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

                (b) No Representations by Trustee as to Validity or Indenture or
                    ------------------------------------------------------------
of  Securities.  The  Trustee  makes no  representations  as to the  validity or
--------------
sufficiency of this Indenture or of the Securities.

                (c) Trustee not  Accountable  for Use of Securities or Proceeds.
                    -----------------------------------------------------------
The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds of such Securities, or for the use or application of any monies paid over by the Trustee in accordance with any provision of this Indenture or established pursuant to Section 2.01, or for the use or application of any monies received by any paying agent other than the Trustee.

         SECTION 7.04.  Trustee,  Paying  Agent or  Security  Registrar  may Own
                        --------------------------------------------------------
Securities.  The  Trustee  or any paying  agent or  Security  Registrar,  in its
----------
individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent or Security Registrar.

         SECTION 7.05.  Monies  Received by Trustee  to be Held in Trust without
                        --------------------------------------------------------
Interest. Subject to the provisions of Section 11.04, all monies received by the
--------
Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any monies received by it hereunder except such as it may agree in writing with the Company to pay thereon.

         SECTION 7.06.  Compensation and Reimbursement of Trustee.
                        ------------------------------------------

                (a) Trustee   Entitled  to   Compensation,   Reimbursement   and
                    ------------------------------------------------------------
Indemnity.  The Company  covenants and agrees to pay to the Trustee from time to
---------
time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and agents and of all persons not regularly in its employ) except any such expense, disbursement or advance as shall be determined to have been caused by its own negligence, willful misconduct or bad faith. The Company also covenants to indemnify the Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                (b) Obligations  to  Trustee  to be  Secured  by Lien  prior  to
                    ------------------------------------------------------------
Securities.  The obligations of the Company under this Section to compensate and
----------
indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

                (c) Nature of  Expenses.  Without  prejudice to any other rights
                    -------------------
available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default, the expenses (including reasonable charges and expenses of its counsel) and compensation for its services are intended to constitute expenses of administration under applicable federal or state bankruptcy, insolvency or similar law.

                (d) Survival of Obligations. The provisions of this Section 7.06
                    -----------------------
shall  survive  the   satisfaction  and  discharge  of  this  Indenture  or  the appointment of a successor trustee.

         SECTION 7.07.  Trustee May Rely on  Certificate of Officers of Company.
                        -------------------------------------------------------
Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee and such certificate, in the absence of bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted to be taken by it under the provisions of this Indenture upon the faith thereof.

         SECTION 7.08.  Trustee  Must  Eliminate  Conflict  or  Resign.  If  the
                        ----------------------------------------------
Trustee has acquired or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

         SECTION 7.09.  Requirements for Eligibility of Trustee.  There shall at
                        ---------------------------------------
all times be a Trustee with respect to the Securities issued hereunder which shall at all times be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or other person permitted to act as trustee by the Commission, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million dollars, and subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Company may not, nor may any person directly or indirectly controlling, controlled by, or under common control with the Company, serve as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.

         SECTION 7.10.  Trustee.
                        -------

                (a) Resignation  of Trustee and  Appointment  of Successor.  The
                    ------------------------------------------------------
Trustee or any successor hereafter appointed, may at any time resign with respect to the Securities of one or more series by giving written notice thereof to the Company and by transmitting notice of resignation by mail, first class postage prepaid, to the Securityholders of such series, as their names and addresses appear upon the Security Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee with respect to Securities of such series by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor trustee with respect to Securities of such series, or any Securityholder of that series who has been a bona fide holder of a Security or Securities for at least six months may, subject to the provisions of Section 6.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                (b) Removal   of   Trustee   by   Company   or   by   Court   on
                    ------------------------------------------------------------
Securityholders'  Application.  In case at any time any of the  following  shall
-----------------------------
occur:

                (1) the Trustee  shall  fail to comply  with the  provisions  of
          Section 7.08 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months; or

                (2) The Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder; or

                (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Company may remove the Trustee with respect to all Securities and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.08, unless, with respect to subsection (b)(1) above, the Trustee's duty to resign is stayed as provided in
Section 310(b) of the Trust Indenture Act, any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                (c) Removal  of Trustee by  Holders  of  Majority  in  Principal
                    ------------------------------------------------------------
Amount of Securities. The holders of a majority in aggregate principal amount of
--------------------
the Securities of any series at the time outstanding may at any time remove the Trustee with respect to such series and appoint a successor trustee.

                (d) Time when Resignation or Removal of Trustee  Effective.  Any
                    ------------------------------------------------------
resignation or removal of the Trustee and appointment of a successor trustee with respect to the Securities of a series pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

                (e) One Trustee for each Series. Any successor trustee appointed
                    ---------------------------
pursuant to this Section may be appointed with respect to the Securities of one or more series or all of such series, and at any time there shall be only one Trustee with respect to the Securities of any particular series.

                (f) Removal of Trustee  by the  Company.  So long as no Event of
                    -----------------------------------
Default has occurred and is continuing with respect to the Securities of a series, the Company may at any time remove the Trustee with respect to such series and appoint a successor trustee.

         SECTION 7.11.  Successor Trustee.
                        -----------------

                (a) Acceptance by Successor Trustee.  In case of the appointment
                    -------------------------------
hereunder of a successor trustee with respect to all Securities, every such successor trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor trustee all the rights, powers, and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder, subject to any prior lien provided for in Section 7.06(b).

                (b) Trustee with Respect to Less than all Series. In case of the
                    --------------------------------------------
appointment hereunder of a successor trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates, (2) shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any act or failure to act on the part of any other Trustee hereunder; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates; but, on request of the Company or any successor trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor trustee relates.

                (c) Company to Confirm  Trustee's  Rights.  Upon  request of any
                    -------------------------------------
such successor trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                (d) Successor  Trustee to be  Qualified.  No  successor  trustee
                    -----------------------------------
shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified under the Trust Indenture Act and eligible under this Article.

                (e) Notice of  Succession.  Upon  acceptance of appointment by a
                    ---------------------
successor trustee as provided in this Section, the Company shall transmit notice of the succession of such trustee hereunder by mail, first class postage prepaid, to the Securityholders, as their names and addresses appear upon the Security Register. If the Company fails to transmit such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be transmitted at the expense of the Company.

         SECTION 7.12.  Successor  to  Trustee  by  Merger,   Consolidation   of
                        --------------------------------------------------------
Succession to Business.  Any corporation into which the Trustee may be merged or
----------------------
converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be qualified under the provisions of the Trust Indenture Act and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         SECTION 7.13.  Limitations on Rights of Trustee as a Creditor to Obtain
                        --------------------------------------------------------
Payment of Certain  Claims.  If and when the Trustee  shall become a creditor of
--------------------------
the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding collection of claims against the Company (or any other obligor upon the Securities).

                                 ARTICLE VIII.
                         CONCERNING THE SECURITYHOLDERS

         SECTION 8.01.  Evidence of Action by  Securityholders. Whenever in this
                        --------------------------------------
Indenture it is provided that the holders of a majority or specified percentage in aggregate principal amount of the Securities of a particular series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such majority or specified percentage of that series have joined therein may be evidenced by any instrument or any number of instruments of similar tenor executed by such holders of Securities of that series in person or by agent or proxy appointed in writing.

         If the Company shall solicit from the Securityholders of any series any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for such series for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of outstanding Securities of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the outstanding Securities of that series shall be computed as of the record date; provided that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

         In determining whether the holders of the requisite aggregate principal amount of Securities of a particular series have concurred in any direction, consent or waiver under this Indenture, the principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01.

         SECTION 8.02.  Proof of  Execution  of  Instruments  and of  Holding of
                        --------------------------------------------------------
Securities. Subject to the provisions of Section 7.01, proof of the execution of
----------
any instrument by a Securityholder (such proof will not require notarization) or his agent or proxy and proof of the holding by any person of any of the Securities shall be sufficient if made in the following manner:

                (a) The fact and date of the execution by any such person of any instrument may be proved in any reasonable manner acceptable to the Trustee.

                (b) The ownership of Securities shall be proved by the Security Register of such Securities or by a certificate of the Security Registrar thereof.

                (c) The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

         SECTION 8.03.  Who may be Deemed Owners of Securities. Prior to the due
                        --------------------------------------
presentment for registration of transfer of any Security, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the person in whose name such Security shall be registered upon the books of the Company as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal of and premium, if any, and (subject to Section 2.03) interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

         SECTION 8.04.  Securities  Owned  by   Company  or  Affiliated  Persons
                        --------------------------------------------------------
Disregarded  for Certain  Purposes.  In  determining  whether the holders of the
----------------------------------
requisite aggregate principal amount of Securities of a particular series have concurred in any direction, consent or waiver under this Indenture, Securities of that series which are owned by the Company or any other obligor on the Securities of that series or by any person directly or indirectly controlling or controlled by or under common control with the Company or any other obligor on the Securities of that series shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities of such series which the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

         SECTION 8.05.  Instruments  Executed  by   Securityholders  Binding  on
                        --------------------------------------------------------
Future  Holders.  At any time  prior to (but not after)  the  evidencing  to the
---------------
Trustee, as provided in Section 8.01, of the taking of any action by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action, any holder of a Security of that series which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee, and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Security. Any action taken by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Securities of that series.

                                  ARTICLE IX.
                             SUPPLEMENTAL INDENTURES

         SECTION 9.01.  Supplemental     Indenture     Without    Consent     of
                        --------------------------------------------------------
Securityholders.  In addition to any supplemental indenture otherwise authorized
---------------
by this Indenture, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Securityholders, for one or more of the following purposes:

                (a) to evidence the succession of another person to the Company or a successor to the Company, and the assumption by any such successor of the covenants of the Company contained herein or otherwise established with respect to the Securities; or

                (b) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions for the protection of the holders of the Securities of all or any series, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions, conditions or provisions a default or an Event of Default with respect to such series permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the holders of a majority in aggregate principal amount of the Securities of such series to waive such default; or

                (c) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture as shall not be inconsistent with the provisions of this Indenture and shall not adversely affect the rights of the holders of the Securities of any series which are outstanding in any material respect; or

                (d) to change or eliminate any of the provisions of this Indenture or to add any new provision to this Indenture; provided, however, that such change, elimination or addition shall become effective only as to Securities issued pursuant to or subsequent to such supplemental indenture except to the extent such change, elimination or addition does not adversely affect the rights of any Securityholder of Outstanding Securities in any material respect; or

                (e) to establish the form or terms of Securities of any series as permitted by Section 2.01; or

                (f) to add any additional Events of Default with respect to all or any series of outstanding Securities; or

                (g) to add guarantees with respect to debt securities or to release a guarantor from guarantees in accordance with the terms of the applicable series of Securities;

                (h) to secure a series of Securities by conveying, assigning, pledging or mortgaging property or assets to the Trustee as collateral security for such series of Securities; or

                (i) to provide for uncertificated Securities in addition to or in place of certificated Securities; or

                (j) to provide for the authentication and delivery of bearer securities and coupons appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any other matters incidental thereto; or

                (k) evidence and provide for the acceptance of appointment hereunder by a separate or successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Article Seven; or

                (l) to change any place or places where (1) the principal of and premium, if any, and interest, if any, on all or any series of Securities shall be payable, (2) all or any series of Securities may be surrendered for registration of transfer, (3) all or any series of Securities may be surrendered for exchange and (4) notices and demands to or upon the Company in respect of all or any series of Securities and this Indenture may be served; provided, however, that any such place shall be located in New York, New York or be the principal office of the Company; or

                (m) to provide for the payment by the Company of additional amounts in respect of certain taxes imposed on certain holders and for the treatment of such additional amounts as interest and for all matters incidental thereto; or

                (n) to provide for the issuance of Securities denominated in a currency other than Dollars or in a composite currency and for all matters incidental thereto; or

                (o) to comply with any requirements of the Commission or the Trust Indenture Act of 1939, as amended.

         Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Indenture or at any time thereafter shall be amended and

                (x) if any such amendment shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company and the Trustee may, without the consent of any Securityholders, enter into a supplemental indenture hereto to effect or evidence such changes or additional provisions; or

                (y) if any such amendment shall permit one or more changes to, or the elimination of, any provisions hereof which, at the date of the execution and delivery hereof or at any time thereafter, are required by the Trust Indenture Act to be contained herein, this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustee may, without the consent of any Securityholders, enter into a supplemental indenture hereto to effect such changes or elimination; or

                (z) if, by reason of any such amendment, one or more provisions which, at the date of the execution and delivery hereof or at any time thereafter, are required by the Trust Indenture Act to be contained herein shall be deemed to be incorporated herein by reference or otherwise, or otherwise made applicable hereto, and shall no longer be required to be contained herein, the Company and the Trustee may, without the consent of any Securityholders, enter into a supplemental indenture hereto to effect the elimination of such provisions.

         The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 9.02.

         SECTION 9.02.  Supplemental  Indenture with Consent of Securityholders.
                        -------------------------------------------------------
With the consent (evidenced as provided in Section 8.01) of the holders of not less than a majority in aggregate principal amount of the Securities of each series affected by such supplemental indenture or indentures at the time outstanding, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Securities of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01, without the consent of the holders of each Security then outstanding and affected, (ii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture, or reduce the percentage of Securities, the holders of which are required to waive any default and its consequences, without the consent of the holder of each Security then outstanding and affected thereby, or (iii) modify any provision of Section 6.01(c) (except to increase the percentage of principal amount of securities required to rescind and annul any declaration of amounts due and payable under the Securities) without the consent of the holders of each Security then outstanding and affected thereby.

         Upon the request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders required to consent thereto as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities, or that modifies the rights of holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the holders of Securities of any other series.

         It shall not be necessary for the consent of the Securityholders of any series affected thereby under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first class postage prepaid, a notice, setting forth in general terms the substance of such supplemental indenture, to the
Securityholders of all series affected thereby as their names and addresses appear upon the Security Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 9.03.  Effect of Supplemental Indentures. Upon the execution of
                        ---------------------------------
any  supplemental  indenture  pursuant to the  provisions  of this Article or of
Section 10.01, this Indenture shall, with respect to such series, be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities of the series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.04.  Securities may Bear Notation of Changes by  Supplemental
                        --------------------------------------------------------
Indentures.  Securities  of any series,  affected by a  supplemental  indenture,
----------
authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article, Article Two or Article Seven or of
Section 10.01, may bear a notation in form approved by the Company, provided such form meets the requirements of any exchange upon which such series may be listed, as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of that series so modified as to conform, in the opinion of the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities of that series then outstanding.

         SECTION 9.05.  Opinion  of  Counsel.   The  Trustee,   subject  to  the
                        --------------------
provisions of Section 7.01, shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by, and conforms to, the terms of this Article and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof.

                                   ARTICLE X.
                         CONSOLIDATION, MERGER AND SALE

         SECTION 10.01. Consolidations  or   Mergers  of  Company  and  Sales or
                        --------------------------------------------------------
Conveyances  of Property of Company.  Nothing  contained in this Indenture or in
-----------------------------------
any of the Securities shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or other disposition of all or substantially all of the property of the Company or its successor or successors as an entirety, or substantially as an entirety, to any other corporation (whether or not affiliated with the Company or its successor or successors) authorized to acquire and operate the same; provided, however, the Company hereby covenants and agrees that, upon any such consolidation, merger, sale, conveyance, transfer or other disposition, the due and punctual payment of the principal of (premium, if any) and interest on all of the Securities of all series in accordance with the terms of each series, according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of this Indenture with respect to each series or established with respect to such series pursuant to

Section 2.01 to be kept or performed by the Company, shall be expressly assumed, by supplemental indenture (which shall conform to the provisions of the Trust Indenture Act as then in effect) satisfactory in form to the Trustee executed and delivered to the Trustee by the entity formed by such consolidation, or into which the Company shall have been merged, or by the entity which shall have acquired such property.

         SECTION 10.02. Successor to Company.
                        --------------------

                (a) Rights and Duties of Successor Company.  In case of any such
                    --------------------------------------
consolidation, merger, sale, conveyance, transfer or other disposition and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Securities of all series outstanding and the due and punctual performance  of all  of the  covenants  and  conditions  of  this  Indenture  or established  with respect to each series of the  Securities  pursuant to Section
2.01 to be kept or performed by the Company with respect to each series, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and thereupon (provided, that in the case of a lease, the term of the lease is at least as long as the longest maturity of any Securities outstanding at such time) the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company or any other predecessor obligor on the Securities, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor company, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the predecessor Company to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

                (b) Appropriate  Changes may be made in Phraseology  and Form of
                    ------------------------------------------------------------
Securities.  In  case  of any  such  consolidation,  merger,  sale,  conveyance,
----------
transfer or other disposition such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

                (c) Company  may  Consolidate  or Merge  into  Itself or Acquire
                    ------------------------------------------------------------
Properties of Other Corporations.  Nothing contained in this Indenture or in any
--------------------------------
of the Securities shall prevent the Company from merging into itself or acquiring by purchase or otherwise all or any part of the property of any other corporation (whether or not affiliated with the Company).

         SECTION 10.03. Opinion  of  Counsel.   The  Trustee,   subject  to  the
                        --------------------
provisions of Section 7.01, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or other disposition, and any such assumption, comply with the provisions of this Article.

                                  ARTICLE XI.
                    DEFEASANCE AND CONDITIONS TO DEFEASANCE;
                                UNCLAIMED MONIES

         SECTION 11.01. Defeasance and Conditions to Defeasance.
                        ---------------------------------------

                (a) Securities  may be Defeased.  Securities  of a series may be
                    ---------------------------
defeased in accordance with their terms and, unless the Company Order or supplemental indenture establishing the series otherwise provides, in accordance with this Article.

                (b) Covenant and Legal  Defeasance.  The Company at any time may
                    ------------------------------
terminate as to a series its obligations, if any, under any restrictive covenants which may be applicable to a particular series, to the extent provided for in a Company order or supplemental indenture relating to such series ("covenant defeasance"). The Company at any time may terminate as to a series all of its obligations for such series under this Indenture ("legal defeasance"), except that the Company's obligations in Sections 2.05, 2.07, 4.02, 7.06, 7.10 and 11.04 shall survive until the Securities of the series are no longer outstanding and, thereafter, the Company's obligations in Sections 7.06, 7.10 and 11.04 shall survive. The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option.

                (c) Conditions for Defeasance.  The Company shall exercise as to
                    -------------------------
a series its legal defeasance option or its covenant defeasance option if:

                (1) The Company irrevocably deposits in  trust with  the Trustee or another trustee (x) money in an amount which shall be sufficient; or (y) Eligible Obligations the principal of and the interest on which when due, without regard to reinvestment thereof, will provide moneys, which, together with the money, if any, deposited or held by the Trustee or such other trustee, shall be sufficient; or (z) a combination of money and Eligible Obligations which shall be sufficient, to pay the principal of and premium, if any, and interest, if any, due and to become due on such Securities on or prior to maturity;

                (2) the Company delivers to the Trustee a Certificate to the effect that the requirements set forth in clause (1) above have been satisfied;

                (3) immediately after the deposit no Default exists; and

                (4) the Company delivers to the Trustee an Opinion of Counsel to the effect that holders of the series will not recognize income, gain or loss for Federal income tax purposes as a result of the defeasance but will realize income, gain or loss on the Securities, including payments of interest thereon, in the same amounts and in the same manner and at the same time as would have been the case if such defeasance had not occurred and which, in the case of legal defeasance, shall be (x) accompanied by a ruling of the Internal Revenue Service issued to the Company or (y) based on a change in law or regulation occurring after the date hereof; and

                (5) the deposit specified in paragraph (1) above shall not result in the Company, the Trustee or the trust created in connection with such defeasance being deemed an "investment company" under the Investment Company Act of 1940, as amended.

                (d) Event of Default Following Covenant Defeasance. In the event
                    ----------------------------------------------
(i) the Company exercises its option to effect a covenant defeasance with respect to the Securities of any series, (ii) the Securities of that series are thereafter declared due and payable pursuant to Section 6.01(b) hereof because of the occurrence of any Event of Default that results from an event, act or condition which does not arise from any covenant that has been defeased, and
(iii) the amount of money and securities on deposit with the Trustee are not sufficient to pay amounts due on the Securities of that series at the time of the acceleration resulting from such Event of Default, the Company shall be liable for any such deficiency.

                (e) Effect of Defeasance.  Upon the  satisfaction of each of the
                    --------------------
foregoing conditions, the obligations of the Company under the restrictive covenants defeased (in the case of covenant defeasance), and all obligations of the Company except as set forth in paragraph (b) of this Section 11.01 (in the case of legal defeasance), shall be terminated with respect to such series.

         SECTION 11.02. Application by Trustee of Funds Deposited for Payment of
                        --------------------------------------------------------
Securities.  All  monies or  Eligible  Obligations  deposited  with the  Trustee
----------
pursuant to Section 11.01 shall be held in trust and shall be available for payment as due, either directly or through any paying agent (including the Company acting as its own paying agent), to the holders of the particular series of Securities for the payment or redemption of which such monies or Eligible Obligations have been deposited with the Trustee.

         SECTION 11.03. Repayment of Monies held by Paying Agent.  In connection
                        ----------------------------------------
with the satisfaction and discharge of this Indenture all monies or Eligible Obligations then held by any paying agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such monies or Eligible Obligations.

         SECTION 11.04. Repayment  of  Monies  held by  Trustee.   Any monies or
                        ---------------------------------------
Eligible Obligations deposited with any paying agent or the Trustee, or then held by the Company, in trust for payment of principal of or premium or interest on the Securities of a particular series that are not applied but remain unclaimed by the holders of such Securities for at least two years after the date upon which the principal of (and premium, if any) or interest on such Securities shall have respectively become due and payable, upon the written request of the Company and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, shall be repaid to the Company on May 31 of each year or (if then held by the Company) shall be discharged from such trust; and thereupon the paying agent and the Trustee shall be released from all further liability with respect to such monies or Eligible Obligations, and the holder of any of the Securities entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company for the payment thereof.

         SECTION 11.05. Delivery  of   Officer's  Certificate   and  Opinion  of
                        --------------------------------------------------------
Counsel.  In connection  with any  satisfaction  and discharge of this Indenture
-------
pursuant to this Article Eleven, the Company shall deliver to the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that all conditions precedent in this Indenture provided for relating to such satisfaction and discharge have been complied with.

                                  ARTICLE XII.
                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

         SECTION 12.01. Incorporators,  Stockholders,  Officers and Directors of
                        --------------------------------------------------------
Company  Exempt  from  Individual  Liability.  No  recourse  under  or upon  any
--------------------------------------------
obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Securities.

                                 ARTICLE XIII.
                            MISCELLANEOUS PROVISIONS

         SECTION 13.01. Successors and  Assigns of Company  Bound by  Indenture.
                        -------------------------------------------------------
All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 13.02. Acts  of  Board,   Committee  or  Officer  of  Successor
                        --------------------------------------------------------
Company.  Any act or proceeding by any provision of this Indenture authorized or
-------
required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the corresponding board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

         SECTION 13.03. Headings.  The  Article  and  Section  Headings  in this
                        --------
Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 13.04. Notices.   Except as otherwise expressly provided herein
                        -------
any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities to or on the Company may be given or served by being deposited first class postage prepaid in a post office letter box addressed (until another address is filed in writing by the Company with the Trustee), as follows: Telephone and Data Systems, Inc., 30 North LaSalle Street, Suite 4000, Chicago, Illinois 60603, Attention: President, with a copy to Sidley Austin Brown & Wood, 10 South Dearborn Street, Chicago, Illinois, 60603, Attention: William S. DeCarlo, Esq. Any notice, election, request or demand by the Company or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Corporate Trust Office of the Trustee.

         SECTION 13.05. Governing Law. This Indenture and each Security shall be
                        -------------
deemed to be a contract made under the laws of the State of Illinois, and for all purposes shall be construed in accordance with the laws of said State.

         SECTION 13.06. Officers' Certificate and Opinion of Counsel.
                        --------------------------------------------

                (a) When Required. Upon any application or demand by the Company
                    -------------
to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and, if required hereby, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

                (b) Statements  to be Included in each  Certificate  or Opinion.
                    -----------------------------------------------------------
Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant in this Indenture (other than the certificate provided pursuant to Section 5.03(d) of this Indenture) shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         SECTION 13.07. Payments Due on Non-Business  Days.  Except  as provided
                        ----------------------------------
pursuant to Section 2.01 pursuant to a Company Order, or established in one or more indentures supplemental to this Indenture, in any case where the date of maturity of principal or an Interest Payment Date of any Security or the date of redemption, purchase or repayment of any Security shall not be a Business Day then payment of interest or principal (and premium, if any) may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of maturity or redemption, and no interest shall accrue for the period after such nominal date.

         SECTION 13.08. Provisions  Required by Trust Indenture Act of 1939.  If
                        ---------------------------------------------------
and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by the Trust Indenture Act, such imposed duties shall control.

         SECTION 13.09. Execution  in  Counterparts.    This  Indenture  may  be
                        ---------------------------
executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         SECTION 13.10. Separability of Indenture Provisions. In case any one or
                        ------------------------------------
more of the provisions contained in this Indenture or in the Securities of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Securities, but this Indenture and such Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

         SECTION 13.11. Successors and Assigns.  The Company will have the right
                        ----------------------
at all times to assign any of its rights or obligations under the Indenture to a direct or indirect wholly owned subsidiary of the Company; provided that, in the event of any such assignment, the Company will remain liable for all such obligations. Subject to the foregoing, this Indenture is binding upon and inures to the benefit of the parties thereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties thereto.

         SECTION 13.12. Securities  in  Foreign  Currencies.     Whenever   this
                        -----------------------------------
Indenture provides for any action by, or the determination of any rights of, holders of Securities of any series in which not all of such Securities are denominated in the same currency, in the absence of any provision to the contrary in the form of Security of any particular series, any amount in respect of any Security denominated in a currency other than Dollars shall be treated for any such action or determination of rights as that amount of Dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Securities of such series (if any) for such action or determination of rights (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such action or determination of rights) as the Company may specify in a written notice to the Trustee or, in the absence of such written notice, as the Trustee may determine.

         BNY Midwest Trust Company, as Trustee, hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.


         TELEPHONE AND DATA SYSTEMS, INC.

         By:           /s/ LeRoy T. Carlson, Jr.
            -------------------------------------
                  Name:    LeRoy T. Carlson, Jr.
                  Title:   President and Chief Executive Officer


         By:           /s/ Sandra L. Helton
            -------------------------------------
                  Name:    Sandra L. Helton
                  Title:   Executive Vice President and
                           Chief Financial Officer


         BNY MIDWEST TRUST COMPANY, as Trustee


         By:           /s/ Mary Callahan
            -------------------------------------
                  Name:    Mary Callahan
                  Title:   Assistant Vice President



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